EXHIBIT 12.(b)

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (the “Funds”) of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: December 2, 2011	By:	/s/ Mark A. Hillman
Mark A. Hillman Trustee, President, and Principal Executive Officer of the Hillman Capital Management Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (the “Funds”) of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: December 2, 2011	By:	/s/ C. Frank Watson III
C. Frank Watson III Treasurer and Principal Financial Officer of the Hillman Capital Management Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.   This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.